UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            June 16, 2003

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (415) 924-1005

Item 5.  Other Events and Regulation FD Disclosure.

On June 16, 2003, we began mailing our annual meeting materials to our shareholders, including our definitive proxy statement and Form 10-K, as amended, previously filed with the Securities and Exchange Commission.  The letter to shareholders, attached hereto as Exhibit 99.1, was also included in the annual meeting materials sent to shareholders.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Annual Letter to Shareholders.

Item 9.  Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On June 16, 2003, we began mailing our annual meeting materials to our shareholders, including our definitive proxy statement and Form 10-K, as amended, previously filed with the Securities and Exchange Commission.  The letter to shareholders, attached hereto as Exhibit 99.1, was also included in the annual meeting materials sent to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: June 16, 2003	By:	/s/ Kevin W. Shahan
Kevin W. Shahan, Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Annual Letter to Shareholders.